SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): August 2, 1994

                   AMERICAN HOME PRODUCTS CORPORATION
         (Exact name of registrant as specified in its charter)

                                Delaware
             (State or other jurisdiction of incorporation)

                                 1-1225
                        (Commission File Number)

                               13-2526821
                    (IRS Employer Identification No.)

                 Five Giralda Farms, Madison New Jersey
                (Address of principal executive offices)

                                  07940
                               (Zip Code)

Registrant's telephone number, including area code (201) 660-5000

                                   n/a
             (Former address if changed since last report).

Item 5. Other Events.

     On August 2, 1994, American Home Products Corporation transmitted a letter to American Cyanamid Company ("ACC") offering to acquire ACC for $95 per share in cash and issued two press releases in connection therewith.

Item 7. Exhibit-Index:

Exhibit 99.1 -- Press Release dated August 2, 1994, announcing
American Home Products Corporation's offer to acquire ACC.

Exhibit 99.2 -- Press Release, dated August 2, 1994, releasing a copy of a letter from John R. Stafford, Chairman, President and Chief Executive Officer of American Home Products Corporation to Albert J. Costello, Chairman and Chief Executive Officer of ACC offering to acquire ACC.

                        Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf hereunto duly authorized.

                              AMERICAN HOME PRODUCTS CORPORATION


                              By:______________________________
                               Robert G. Blount
                              Executive Vice President

Date: August 4, 1994